             USA PROVIDES FINAL 2003 BUDGET TO INVESTMENT COMMUNITY
    As filed with the Securities and Exchange Commission on February 6, 2003


On October 24, 2002, USA Interactive ("USA") released its preliminary budget for 2003. Today, we provide our final 2003 budget along with our year-end earnings report. The budget was revised to reflect our 2002 results, some pending and all recently completed transactions, and the current state of our businesses. In conjunction with the release of future quarterly results, we will report how we are performing against this budget.

PRESENTATION OF NON-GAAP MEASURES

USA believes that certain non-GAAP measures, including EBITA, Adjusted Net Income, (previously referred to as "Cash Net Income"), Adjusted EPS (previously referred to as "Cash EPS") and Free Cash Flow, are helpful to investors, when presented in conjunction with the comparable GAAP measures. The non-GAAP measures are not meant to replace or supersede the GAAP measures, but rather to supplement the information to present the readers of the financial statements the same information as management considers in assessing the results of operations and performance of USA and its business units.

When presenting non-GAAP financial measures, USA will clearly present a reconciliation of the most directly comparable GAAP measures. These non-GAAP measures are consistent with how management views the results of operations in assessing performance. The final rules on these measures were just released by the SEC in January, so we, like the rest of the world, are in the process of interpreting the rules. While we believe that the measures we present comply with the rules, we will continue to monitor any developments in their interpretation. Accordingly, we can give no assurance that we will be able to provide these or comparable measures in future filings.

OUR NEW ORGANIZATION

In December, we organized our operations into three groups: Electronic Retailing, Information and Services and Travel Services and will report our results accordingly in 2003. And as we indicated in October, our previous distinction between "Operating" and "Emerging" businesses has been eliminated. This has also slightly changed some of our segment presentation as follows:

      - As part of our purchase and integration of Ticketmaster, we have eliminated the Ticketmaster public company corporate structure and allocated overhead expenses to Ticketing, Personals and Citysearch as appropriate.

      - We have created a new Local services group, which includes Citysearch, eVite and EPI, the acquisition of which is pending and which we have assumed for all purposes herein will close on April 1, 2003. These businesses will work closely in creating promotions for hundreds of thousands of local merchants.

      - HSN - U.S. now includes Ingenious Designs Ltd. ("IDL"), which was previously classified as an emerging business (inside International TV Shopping and Other) since its original business plan was to develop infomercial products as well as products for HSN. We have since refocused IDL to develop exclusive product for HSN and believe that it should be reported as part of the core HSN business as a result of that change in strategy.

      - TV Travel Shop is reported separately as part of the Travel Services group, and International TV Shopping now includes just HSN Germany and Euvia.

      - We have added a segment called "Interactive Development." As part of our continued expansion in the interactive commerce space, we have determined that it is very important for us to continue to invest in growth initiatives that will develop into new lines of business or will help us leverage our scale in multiple lines of business. Initiatives such as the potential launch of the U.S.-based TV travel network and entry into new commerce verticals are included in this segment.

FINAL VS. PRELIMINARY BUDGET

As compared to our preliminary budget, USA expects 2003 revenue to be slightly higher than previously budgeted, due to the inclusion of EPI and anticipated revenue increases at Expedia and Ticketing which are expected to offset the lower revised revenue budget for Hotels.com that it previously announced in January.

With respect to EBITA, USA expects about 3% higher EBITA growth in 2003 as compared to the preliminary budget. Again, the acquisition of EPI and anticipated increases at Expedia, bolstered by an improved outlook at HSN International, is expected to more than offset reductions at Hotels.com and HSN-U.S. The lowering of EBITA at HSN-U.S. is based on a small reduction to revenue growth and an increase in amortization of cable fees. (We made a mistake in our calculation of amortization of cable fees in our preliminary budget and have corrected it, based on the most recent data.)

Operating Income is expected to be 31% higher than the preliminary budget, due to the inclusion of EPI and due to a reduction in amortization of intangibles relating to the step-up in basis of HSN as a result of the Vivendi transaction and other acquisitions completed in 2002 and 2003, including the acquisitions of Interval and TV Travel Shop, the Ticketmaster merger and the pending acquisition of EPI.

Net income available to common shareholders is now expected to increase even more substantially, due to the increase in Operating Income and decreases in book taxes due to additional deferred taxes. This is offset by higher net interest expense due to a $750 million bond offering that we completed in Q4 of 2002. While the issuance of the bonds causes modest short-term earnings dilution, we believe that our long-term return on that capital will exceed its cost.

GAAP EPS is now expected to grow even more dramatically in 2003 than previously anticipated. Adjusted Net Income remains basically unchanged from the preliminary budget, as the drivers of increases in Operating Income and Net Income are primarily non-cash. Adjusted EPS is down 5% from the preliminary budget due to a higher 2003 shares outstanding figure based on the most recent data.

Free Cash Flow is expected to be 4% to 5% lower than the preliminary budget. The inclusion of EPI and changes in various segments are expected to partially offset increases in capital expenditures (primarily relating to various real estate projects) and increased interest expense due to the company's recently completed bond offering. Net Cash from operating activities is expected to be about 2% higher than the preliminary budget. Because of USA's business fundamentals, working capital is currently a positive source of free cash flow for USA. However, it could be less robust depending on economic conditions, and in the event of sudden changes in economic conditions, could even decline.

As we did in our preliminary budget, we continue to budget for cash distributions by VUE to USA under the parties' partnership agreement, including tax distributions relating to the VUE preferred interests. As we have already publicly disclosed, Vivendi is disputing these payments.

Our final budget also includes estimates for the amortization of non-cash compensation. Our long-term goal is that non-cash compensation (after adjusting for taxes and minority interest) will range from 5% to 8% of Adjusted Net Income. While we have transitioned the significant majority of our equity compensation to restricted stock, our public subsidiaries may issue some employee stock options in 2003 as they complete the transition to 100% restricted stock. As we have announced previously, USA will prospectively expense options issuances for GAAP purposes.

It is important to note that our 2003 budget represents USA management's best estimate of the company's performance for the upcoming year based on the current state of the economy. This budget does not take into account a war scenario or any other major domestic or world event which significantly might affect our businesses.

Please feel free to contact USA Investor Relations at 212-314-7400, or at IR@USAINTERACTIVE.COM if you have any questions or for further information.

USA INTERACTIVE
2003 BUDGET
Pro Forma for Vivendi and Expedia transactions and Ticketmaster merger
($ IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                                                                         2003                           GROWTH
                                       PRO FORMA      PRO FORMA  -----------------------------------------------------------------
                                          2001           2002         Q1        Q2        Q3        Q4       FY    '01-'02' 02-'03
                                    ----------------------------------------------------------------------------------------------
REVENUE
 ELECTRONIC RETAILING:
   HSN - U.S.                            $     1,558  $   1,615  $    430  $    421 $     432 $     523 $  1,805       4%      12%
   International TV shopping        (a)          271        309        97        92        91       106      387      14%      25%
                                    ----------------------------------------------------------------------------------------------
     Total Electronic Retailing                1,829      1,924       527       513       523       628    2,192       5%      14%

INFORMATION & SERVICES:
   Ticketing                        (b)          580        655       171       195       168       161      695      13%       6%
   Personals                        (c)           49        125        40        46        48        51      184     154%      47%
   Local services                   (d)           46         31         8        49        33       158      247     -33%     703%
   PRC                                           299        295        73        76        82        85      316      -1%       7%
   ECS / Styleclick                 (e)           34         39         3         -         -         -        3      15%     -91%
                                    ----------------------------------------------------------------------------------------------
     Total Information & Services              1,008      1,146       295       366       331       455    1,446      14%      26%

TRAVEL SERVICES:
   Expedia                                       297        589       186       212       228       219      845      98%      43%
   Hotels.com                                    536        945       245       305       355       345    1,250      76%      32%
   Interval                         (f)          N/A         39        56        54        59        56      226      N/A      N/A
   TV Travel Shop                   (g)          N/A         26        16        16        21        13       66      N/A      N/A
                                    ----------------------------------------------------------------------------------------------
     Total Travel Services                       833      1,599       503       587       664       633    2,387      92%      49%
   Interactive Development                         1          -         -         -         -         -        -
   Disengaged HSN homes                          102        (2)         -         -         -         -        -
   Intersegment elimination                      (7)       (11)       (4)       (4)       (4)       (5)     (16)
                                    ----------------------------------------------------------------------------------------------
   TOTAL REVENUE                         $     3,766  $   4,657  $  1,322  $  1,461 $   1,514 $   1,712 $  6,008      24%      29%
                                    ==============================================================================================
EBITA
 ELECTRONIC RETAILING:
   HSN - U.S.                            $       127  $     163  $     35  $     45 $      46 $      65 $    192      28%      18%
   International TV shopping        (a)         (26)       (12)         2         1       (0)         5        8      52%       NM
                                    ----------------------------------------------------------------------------------------------
     Total Electronic Retailing                  101        151        38        46        46        70      200      49%      33%

 INFORMATION & SERVICES:
   Ticketing                        (b)           74        108        28        39        26        26      119      45%      10%
   Personals                        (c)           15         28         4        11        13        10       38      93%      35%
   Local services                   (d)         (40)       (32)       (7)       (7)      (19)        60       27      19%       NM
   PRC                                             3        (3)         0         1         2         3        7       NM       NM
   ECS / Styleclick                 (e)         (62)       (27)       (2)       (3)       (0)         -      (5)      57%      82%
                                    ----------------------------------------------------------------------------------------------
     Total Information & Services               (10)         75        24        41        22        99      186       NM     149%

 TRAVEL SERVICES:
   Expedia                                        50        158        41        57        63        60      221     218%      40%
   Hotels.com                                     80        128        26        40        52        51      169      60%      32%
   Interval                         (f)          N/A          2        17        11        16        14       58      N/A      N/A
   TV Travel Shop                   (g)          N/A        (7)       (0)         0         4       (3)        0      N/A      N/A
                                    ----------------------------------------------------------------------------------------------
     Total Travel Services                       130        281        83       108       135       122      448     117%      59%
   Interactive Development          (h)          (1)        (3)       (2)       (6)      (10)      (12)     (30)
   Corporate expense and other
    adjustments                                 (38)       (56)      (13)      (13)      (13)      (13)     (53)     -46%       5%
   Disengaged HSN homes                           11          -         -         -         -         -        -
                                    ----------------------------------------------------------------------------------------------
   TOTAL EBITA*                          $       193  $     448  $    129  $    177 $     180 $     265 $    751     133%      68%
                                    ==============================================================================================
   ATTRIBUTABLE EBITA EXCLUDING
    INTERVAL AND EPI*                    $       149  $     331  $     85  $    129 $     133 $     145 $    493     122%      49%

   Net Income                            $     (132)  $    (54)  $      7  $     35 $      27 $      80 $    149      59%       NM
   GAAP EPS (diluted)                    $    (0.27)  $  (0.11)  $   0.01  $   0.06 $    0.05 $    0.14 $   0.27      60%       NM

   Adjusted Net Income*                  $       123  $     236  $     72  $    104 $      95 $     143 $    414      92%      76%
   Adjusted EPS*                         $      0.24  $    0.45  $   0.14  $   0.18 $    0.17 $    0.25 $   0.75      90%      64%

  Diluted Shares Outstanding:
  GAAP EPS                                       480        492       527       529       532       534      534
  Adjusted EPS                                   512        518       529       551       534       555      555

For 2004, USA currently anticipates growth in: revenues and EBITA of approximately 24% and 46%, respectively; Operating Income of approximately 120%; each of Net Income and GAAP EPS (diluted) of approximately 130%; and each of Adjusted Net Income and Adjusted EPS of approximately 35%.

* EXCLUDES NON-RECURRING ITEMS, INCLUDING RESTRUCTURING CHARGES. ADJUSTED EPS WAS PREVIOUSLY REFERRED TO AS CASH EPS.

                    READ IMPORTANT FOOTNOTES AND DISCLAIMER AT THE END
                                   OF THIS DOCUMENT
                    As filed with the Securities and Exchange Commission
                                  on February 6, 2003.

USA INTERACTIVE
2003 BUDGET
Pro Forma for Vivendi and Expedia transactions and Ticketmaster merger
($ IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                                                                   2003                           GROWTH
                                 PRO FORMA      PRO FORMA  -----------------------------------------------------------------
                                    2001           2002         Q1        Q2        Q3        Q4       FY    '01-'02' 02-'03
                               ----------------------------------------------------------------------------------------------
OPERATING INCOME
 ELECTRONIC RETAILING:
   HSN - U.S.                       $        72         83  $     18 $      28 $      30 $      48  $   123      14%      49%
   International TV shopping   (a)         (25)       (12)         2         0       (0)         5        7      54%       NM
                               ----------------------------------------------------------------------------------------------
     Total Electronic Retailing              47         71        20        29        29        53      130      51%      83%

 INFORMATION & SERVICES:
   Ticketing                   (b)           33         67        20        31        18        19       87     103%      30%
   Personals                   (c)            9         23         2         9        11         8       29     156%      29%
   Local services              (d)        (117)       (81)      (19)      (23)      (35)        44     (33)      31%      59%
   PRC                                        3        (3)         0         1         2         3        7       NM       NM
   ECS / Styleclick            (e)         (62)       (32)       (2)       (3)       (0)         -      (5)      49%      83%
                               ----------------------------------------------------------------------------------------------
     Total Information & Services         (135)       (26)         1        15       (4)        73       85      81%       NM

 TRAVEL SERVICES:
   Expedia                                 (13)         94        16        38        45        42      140       NM      50%
   Hotels.com                                62        106        20        32        45        43      141      71%      33%
   Interval                    (f)          N/A        (5)        11         5         9         8       33      N/A      N/A
   TV Travel Shop              (g)          N/A       (11)       (2)       (2)         2       (5)      (7)      N/A      N/A
                               ----------------------------------------------------------------------------------------------
     Total Travel Services                   49        184        44        74       101        88      307     277%      67%
   Interactive Development                  (2)        (5)       (6)      (10)      (14)      (16)     (44)
   Corporate expense and other
     adjustments                           (60)       (74)      (32)      (32)      (32)      (32)    (129)     -24%     -75%
   Disengaged HSN homes                      11          -         -         -         -         -        -
   Intersegment Elimination                   -          -         -         -         -         -        -

   OPERATING INCOME EXCLUDING  ----------------------------------------------------------------------------------------------
   NON-RECURRING ITEMS              $      (90)  $     150  $     27 $      76 $      80 $     166  $   348       NM     132%
                               ==============================================================================================
   Non-recurring items                     (26)      (122)         -         -         -         -        -
                               ----------------------------------------------------------------------------------------------
   OPERATING INCOME                 $     (116)  $      28  $     27 $      76 $      80 $     166  $   348       NM    1140%
                               ==============================================================================================


FREE CASH FLOW                                                (i)        2002     2003     '02 - '03
                                                                        ----------------------------
   Net income before preferred dividend                                 $     10 $     168     1538%
     Depreciation and amortization                                           429       631       47%
     Noncash interest income                                                 (23)      (39)      -68%
     Equity losses of unconsolidated affiliates                              122       (3)        NM
     Minority interest (benefit) / expense                                    34        78      130%
     Other changes in working capital and other                              169       247       46%
                                                                        ----------------------------
  Net Cash provided by Operating Activities                             $    741 $   1,083       46%
     Capital expenditures                                                  (153)     (254)      -66%
     Investments in HSN International                                       (32)       (4)       87%
     Preferred dividend                                                     (10)      (13)      -28%
                                                                        ----------------------------
FREE CASH FLOW                                                          $    545 $     811       49%
                                                                        ============================

For 2004, USA currently anticipates growth in each of Free Cash Flow and Net Cash Provided by Operating Activities of approximately 25%.

                    READ IMPORTANT FOOTNOTES AND DISCLAIMER AT THE END
                                   OF THIS DOCUMENT
                    As filed with the Securities and Exchange Commission
                                  on February 6, 2003.

USA INTERACTIVE
2003 BUDGET
Pro Forma for Vivendi and Expedia transactions and Ticketmaster merger ($ IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                                                      PRO FORMA  PRO FORMA    BUDGET      GROWTH      GROWTH
                                                                         2001       2002       2003      '01 - '02   '02 - '03
                                                                      -------------------------------------------------------
P&L
  Revenue                                                               $  3,766  $  4,657 $   6,008
  Operating expenses                                                     (3,573)   (4,209)   (5,257)
                                                                      -------------------------------------------------------
  EBITA                                                                      193       448       751      133%           68%
                                                                      ======================================================
  Amortization of non-cash compensation, distribution and marketing         (73)      (72)     (113)
  Amortization of other intangibles (non-cash)                     (j)     (205)     (194)     (270)
  Disengagement costs                                                        (4)      (32)      (20)
                                                                      -------------------------------------------------------
  Operating income                                                          (90)       150       348        NM          132%
  Interest and dividend income                                                84       103        82
  Equity losses of unconsolidated affiliates and other                      (39)      (21)       (7)
                                                                      -------------------------------------------------------
  Income before taxes and minority interest                                 (44)       232       424        NM           83%

  Income tax expense                                                        (40)     (110)     (177)
  Minority interest expense                                        (k)       (1)      (51)      (78)
  Impact of dilutive securities                                    (k)         -       (6)       (6)
                                                                      -------------------------------------------------------
  Net income before preferred dividend                                      (84)        65       162        NM          150%
  Preferred dividend                                                        (13)      (13)      (13)
                                                                      -------------------------------------------------------
  Net income available to common shareholders, before non-recurring     $   (97)  $     52 $     149        NM          188%
    items                                                             =======================================================

  After-tax impact of non-recurring items                                   (35)     (105)         -
                                                                      -------------------------------------------------------
  Net income available to common shareholders                           $  (132)  $   (54) $     149       59%            NM
                                                                      =======================================================

  GAAP diluted shares outstanding                                            480       492       534
  GAAP EPS (diluted)                                                    $ (0.27)  $ (0.11) $    0.27       60%            NM
                                                                      =======================================================

Adjusted Net Income calculation:
  Net income available to common shareholders                           $  (132)  $   (54) $     149
  After-tax impact of non-recurring items                                     35       105         -
  Preferred dividend                                                           -         -        13
  Equity Income from 5.44% common interest in VUE                  (l)         -       (6)         -
  Amortization of non-cash items                                             278       266       383
  Less: related tax and minority interest                                   (58)      (76)     (131)
                                                                      -------------------------------------------------------
  ADJUSTED NET INCOME                                                   $    123  $    236 $     414       92%           76%
                                                                      =======================================================

  Adjusted EPS diluted shares outstanding                                    512       518       555
  ADJUSTED EPS                                                          $   0.24  $   0.45 $    0.75       90%           64%
                                                                      =======================================================

GAAP EPS diluted shares outstanding calculation:                   (m)
  Basic shares outstanding                                                   480       492       508
  Treasury method options, warrants and restricted stock          (n)(o)       0         0        26
                                                                      ------------------------------
  GAAP diluted shares outstanding                                            480       492       534

Adjusted EPS diluted shares outstanding calculation:               (m)
  Basic shares outstanding                                                   480       492       508
  Treasury method options and warrants                            (n)(o)      31        26        26
  Restricted stock                                                 (o)         0         0         2
  Common shares issuable for convertible preferred                 (p)         0         -        19
                                                                      ------------------------------
  Adjusted EPS diluted shares outstanding                                    512       518       555
                                                                      ==============================

                    READ IMPORTANT FOOTNOTES AND DISCLAIMER AT THE END
                                   OF THIS DOCUMENT
                    As filed with the Securities and Exchange Commission
                                  on February 6, 2003.

USA INTERACTIVE
2003 BUDGET
Pro Forma for Vivendi and Expedia transactions and Ticketmaster merger

IMPORTANT: This Budget reflects USA management's expectations for performance in 2003 and its preliminary outlook for 2004 based on the current state of the economy. This budget does not take into account a war scenario or other major domestic or world event which significantly might affect our businesses.

DEFINITIONS

EBITA is defined as Operating Income plus: amortization of (1) non-cash distribution and marketing expense, (2) non-cash compensation expense, (3) other intangibles (and goodwill in 2001), and (4) disengagement related payments to cable operators and marketing expenses related to the transfer of HSN's distribution to cable (which has been accomplished). Excludes non-recurring items.

Attributable EBITA is defined as EBITA, less the percentage of EBITA attributable to minority shareholders of USA's public and other non-wholly owned subsidiaries.

Adjusted Net Income is defined as net income available to common shareholders plus: amortization of (1) non-cash distribution and marketing expense, (2) non-cash compensation, (3) other intangibles (and goodwill in 2001), net of related tax and minority interest expense and (4) equity income from USA's 5.44% common interest in VUE. Excludes non-recurring items. All amounts are presented on a fully diluted, treasury method basis except with respect to restricted stock, all of which is treated as outstanding for purposes of Adjusted EPS.

Free Cash Flow is defined as Net Cash Provided by Operating Activities, less capital expenditures, other investments relating to operations and preferred dividends paid. Free Cash Flow also includes cash received and tax payments related to the VUE securities. Free Cash Flow includes cash distributions of 3.6% of the face value of the VUE Class B preferred interest and assumes in 2003 the receipt of $29.2 million in tax distributions relating to the VUE preferred interests, which tax distributions are currently the subject of dispute between USA and Vivendi. The tax distributions assume there is sufficient income at VUE and a tax rate of 40%. Tax payments of $157 million in 2002 and an estimated $100 - $125 million in 2003 related to the sale of USA Broadcasting to Univision which closed in August 2001 are included in discontinued operations and accordingly have no impact on net cash from operations or free cash flow.


BUDGET FOOTNOTES

(a) International TV Shopping includes HSE Germany, Euvia, Hot Networks, and overhead costs related to HSN International.

(b) USA expects Ticketing EBITA growth in 2003 to be slower than 2002 due mainly to investment in new products and due to exceptionally strong 2002 results.

(c) USA expects Personals EBITA growth in 2003 to be slower than 2002 due mainly to increased consumer marketing to grow the subscriber base.

(d) Local Services is comprised of Citysearch, Evite, and Entertainment Publications, Inc. ("EPI") (transaction pending). Results from EPI are included from April 1, 2003 although the actual closing date of the transaction could differ. Revenue, EBITA and Operating Income for 2003 from the assumed closing date are $205, $41, and $25 million respectively.

(e) During Q4 2002, ECS / Styleclick announced several contract terminations and Styleclick announced at the beginning of Q1 2003 that the company has retained an investment banking firm to assist it in reviewing strategic alternatives, including but not limited to mergers, acquisitions, or a possible sale of Styleclick.

(f)  Includes results from Interval from September 24, 2002.

(g)  Includes results from TV Travel Shop from May 1, 2002.

(h) Interactive Development represents USA's investment in growth initiatives that are anticipated to develop into new lines of business. Initiatives such as the potential launch of the U.S.- based TV travel network and entry into new commerce verticals are included in this segment.

(i) For the purposes of the calculation of Free Cash Flow, Net Income before preferred dividend is defined as actual Net Income before preferred dividend, rather than proforma Net Income as shown on page 1.

(j) The increase in amortization of intangibles relates primarily to the step-up in basis of HSN related to the Vivendi transaction and other acquisitions completed in 2002, including the acquisitions of Interval and TV Travel Group, the Ticketmaster merger and the pending acquisition of EPI. To the extent additional acquisitions are completed in the future, amortization of intangibles could increase.

(k) Minority interest is calculated based on USA's basic ownership in Hotels.com, Expedia and Euvia. Impact of dilutive securities represents additional minority interest related to treasury method options, warrants and restricted stock at Hotels.com and Expedia.

(l) As equity gains or losses arising from USA's common interest in VUE are not factors reviewed by USA in evaluating its operations, such gains or losses are excluded from the calculation of Adjusted Net Income.

(m) For purposes of calculating GAAP EPS (diluted), restricted stock is amortized over the vesting period and the restricted shares are treated on a treasury method basis in the shares outstanding calculation. For purposes of calculating Adjusted EPS, restricted stock amortization is excluded from Adjusted Net Income, but all restricted shares issued and outstanding are included in the shares outstanding calculation.

(n) Shares outstanding (for GAAP EPS (diluted) and Adjusted EPS) will vary if the warrants issued in the Vivendi or Expedia transactions are converted or are treated on an as converted basis for purposes of calculating treasury method dilution.

(o) In 2003, USA is replacing options with restricted stock as part of its non-cash compensation program. Expedia and Hotels may continue to issue options in 2003 as they complete the transition to 100% restricted stock. For GAAP purposes, USA will prospectively expense option issuances.

(p) In connection with the Expedia transaction which was completed in February 2002, USA issued $656 million face value 1.99% convertible preferred stock, which is initially convertible at $33.75 into approximately 19.4 million shares. The company anticipates that the preferred stock will have a dilutive impact to Adjusted EPS in 2003, thus 19.4 million shares will be treated on an as converted basis for purposes of Adjusted EPS in 2003.

                    READ IMPORTANT FOOTNOTES AND DISCLAIMER AT THE END
                                   OF THIS DOCUMENT
                    As filed with the Securities and Exchange Commission
                                  on February 6, 2003.

USA INTERACTIVE
2003 BUDGET
Pro Forma for Vivendi and Expedia transactions and Ticketmaster merger ($ IN MILLIONS EXCEPT PER SHARE AMOUNTS)

RECONCILIATION SCHEDULES

                                                                         PRO FORMA 2001
                                          --------------------------------------------------------------------------------
                                                          OPERATING
                                                          EXPENSES,
                                                          EX. D&A,
                                                        DISENGAGEMENT               AMORTIZATION
                                                            AND                       OF CABLE                AMORTIZATION
                                                        NON-RECURRING                DISTRIBUTION             OF NON-CASH
                                             REVENUE       ITEMS       DEPRECIATION      FEES        EBITA       ITEMS
                                          --------------------------------------------------------------------------------
ELECTRONIC RETAILING:
  HSN - U.S.                              $     1,558  $     (1,340)    $   (49)  $      (42)  $      127       $  (51)
  International TV shopping                       271          (291)         (3)          (2)        (26)             1
                                          --------------------------------------------------------------------------------
    Total Electronic Retailing                  1,829        (1,631)        (52)         (44)         101          (50)

INFORMATION & SERVICES:
  Ticketing                                       580          (482)        (24)            -          74          (41)
  Personals                                        49           (33)         (2)            -          15           (6)
  Local information                                46           (79)         (7)            -        (40)          (77)
  PRC                                             299          (264)        (31)            -           3             -
  ECS / Styleclick                                 34           (88)         (9)            -        (62)           (0)
                                          --------------------------------------------------------------------------------
    Total Information & Services                1,008          (946)        (72)            -        (10)         (124)

TRAVEL SERVICES:
  Expedia                                         297          (236)        (11)            -          50          (63)
  Hotels.com                                      536          (455)         (2)            -          80          (18)
  Interval                                        N/A            N/A         N/A          N/A         N/A           N/A
  TV Travel Shop                                  N/A            N/A         N/A          N/A         N/A           N/A
                                          --------------------------------------------------------------------------------
    Total Travel Services                         833          (691)        (13)            -         130          (81)
  Interactive Development                           1            (1)         (1)            -         (1)           (1)
  Corporate expense and other adjustments           -           (33)         (5)            -        (38)          (22)
  Disengaged HSN homes                            102           (91)           -            -          11             -
  Intersegment elimination                        (7)              7           -            -           -             -
                                          --------------------------------------------------------------------------------
  TOTAL                                   $     3,766  $     (3,386)    $  (143)  $      (44)  $      193       $ (278)
                                          ================================================================================


                                               HSN        NON-
                                         DISENGAGEMENT RECURRING    OPERATING
                                              COSTS      ITEMS (A)    INCOME       NET INCOME
                                         ----------------------------------------------------
ELECTRONIC RETAILING:
  HSN - U.S.                             $     (4) $       (1)  $        71  $             81
  International TV shopping                      -         (2)         (27)              (55)
                                         ----------------------------------------------------
    Total Electronic Retailing                 (4)         (3)           44                26

INFORMATION & SERVICES:
  Ticketing                                      -           -           33               (1)
  Personals                                      -           -            9                 6
  Local information                              -         (1)        (118)              (97)
  PRC                                            -         (9)          (6)               (6)
  ECS / Styleclick                               -        (11)         (73)              (57)
                                         ----------------------------------------------------
    Total Information & Services                 -        (20)        (155)             (156)

TRAVEL SERVICES:
  Expedia                                        -           -         (13)              (11)
  Hotels.com                                     -           -           62                35
  Interval                                     N/A         N/A          N/A               N/A
  TV Travel Shop                               N/A         N/A          N/A               N/A
                                         ----------------------------------------------------
    Total Travel Services                        -           -           49                24
  Interactive Development                        -           -          (2)               (2)
  Corporate expense and other adjustments        -         (3)         (63)              (24)
  Disengaged HSN homes                           -                       11                 -
  Intersegment elimination                       -                        -                 -
                                         ----------------------------------------------------
  TOTAL                                  $     (4) $      (26)  $     (116)  $          (132)
                                         ====================================================

                                                                         PRO FORMA 2002
                                          ---------------------------------------------------------------------------------
                                                          OPERATING
                                                          EXPENSES,
                                                          EX. D&A,
                                                        DISENGAGEMENT               AMORTIZATION
                                                            AND                       OF CABLE                AMORTIZATION
                                                        NON-RECURRING                DISTRIBUTION             OF NON-CASH
                                             REVENUE       ITEMS       DEPRECIATION      FEES        EBITA       ITEMS
                                          ---------------------------------------------------------------------------------
ELECTRONIC RETAILING:
  HSN - U.S.                              $     1,615  $     (1,347)    $   (53)  $      (52)  $      163       $  (49)
  International TV shopping                       309          (313)         (7)          (1)        (12)             1
                                          ---------------------------------------------------------------------------------
    Total Electronic Retailing                  1,924        (1,660)        (61)         (54)         151          (48)

INFORMATION & SERVICES:
  Ticketing                                       655          (517)        (30)            -         108          (41)
  Personals                                       125           (89)         (8)            -          28           (6)
  Local information                                31           (56)         (7)            -        (32)          (48)
  PRC                                             295          (260)        (38)            -         (3)             -
  ECS / Styleclick                                 39           (63)         (3)            -        (27)           (5)
                                          ---------------------------------------------------------------------------------
    Total Information & Services                1,146          (985)        (86)            -          75         (100)

TRAVEL SERVICES:
  Expedia                                         589          (415)        (16)            -         158          (64)
  Hotels.com                                      945          (814)         (3)            -         128          (22)
  Interval                                         39           (35)         (2)            -           2           (7)
  TV Travel Shop                                   26           (31)         (2)            -         (7)           (4)
                                          ---------------------------------------------------------------------------------
  Total Travel Services                         1,599        (1,295)        (23)            -         281          (97)
  Interactive Development                           -            (3)           -            -         (3)           (3)
  Corporate expense and other adjustments           -           (48)          85            -        (56)          (19)
  Disengaged HSN homes                            (2)              2           -            -           -             -
  Intersegment elimination                       (11)             11           -            -           -             -
                                          ---------------------------------------------------------------------------------
  TOTAL                                   $     4,657  $     (3,979)    $   (84)  $      (54)  $      448       $ (266)
                                          =================================================================================



                                                  HSN        NON-
                                            DISENGAGEMENT RECURRING    OPERATING
                                                 COSTS      ITEMS (A)    INCOME       NET INCOME
                                          ------------------------------------------------------
ELECTRONIC RETAILING:
  HSN - U.S.                              $      (32) $         -  $        83  $             55
  International TV shopping                         -        (49)         (61)             (136)
                                          ------------------------------------------------------
    Total Electronic Retailing                   (32)        (49)           22              (81)

INFORMATION & SERVICES:
  Ticketing                                         -           -           67                15
  Personals                                         -           -           23                14
  Local information                                 -           -         (81)              (30)
  PRC                                               -        (35)         (38)              (23)
  ECS / Styleclick                                  -        (29)         (61)              (38)
                                          ------------------------------------------------------
    Total Information & Services                    -        (65)         (90)              (62)

TRAVEL SERVICES:
  Expedia                                           -         (2)           92                20
  Hotels.com                                        -         (1)          106                47
  Interval                                          -           -          (5)               (4)
  TV Travel Shop                                    -           -         (11)              (15)
                                          ------------------------------------------------------
  Total Travel Services                             -         (2)          182                48
  Interactive Development                           -           -          (5)               (4)
  Corporate expense and other adjustments           -         (6)         (80)                45
  Disengaged HSN homes                              -           -            -                 -
  Intersegment elimination                          -           -            -                 -
                                          ------------------------------------------------------
  TOTAL                                   $      (32) $     (122)  $        28  $           (54)
                                          ======================================================

                                                                     Page 5 of 9

                    READ IMPORTANT FOOTNOTES AND DISCLAIMER AT THE END
                                   OF THIS DOCUMENT
                    As filed with the Securities and Exchange Commission
                                  on February 6, 2003.

USA INTERACTIVE
2003 BUDGET
Pro Forma for Vivendi and Expedia transactions and Ticketmaster merger ($ IN MILLIONS EXCEPT PER SHARE AMOUNTS)


RECONCILIATION SCHEDULES
                                                                             Q1 2003
                                           -------------------------------------------------------------------------------
                                                          OPERATING
                                                          EXPENSES,
                                                          EX. D&A,
                                                        DISENGAGEMENT               AMORTIZATION
                                                            AND                       OF CABLE                AMORTIZATION
                                                        NON-RECURRING                DISTRIBUTION             OF NON-CASH
                                             REVENUE       ITEMS       DEPRECIATION      FEES        EBITA       ITEMS
                                          --------------------------------------------------------------------------------
ELECTRONIC RETAILING:
  HSN - U.S.                              $       430  $       (368)    $   (13)  $      (14)  $       35      $   (12)
  International TV shopping                        97           (92)         (3)            -           2           (0)
                                          --------------------------------------------------------------------------------
     Total Electronic Retailing                   527          (461)        (15)         (14)          38          (12)

INFORMATION & SERVICES:
  Ticketing                                       171          (136)         (8)            -          28           (8)
  Personals                                        40           (34)         (2)            -           4           (2)
  Local services                                    8           (13)         (2)            -         (7)          (13)
  PRC                                              73           (66)         (6)            -           0             -
  ECS / Styleclick                                  3            (5)         (0)            -         (2)           (0)
                                          --------------------------------------------------------------------------------
     Total Information & Services                 295          (253)        (18)            -          24          (23)

TRAVEL SERVICES:
  Expedia                                         186          (140)         (5)            -          41          (25)
  Hotels.com                                      245          (218)         (1)            -          26           (6)
  Interval                                         56           (37)         (2)            -          17           (6)
  TV Travel Shop                                   16           (15)         (1)            -         (0)           (2)
                                          --------------------------------------------------------------------------------
  Total Travel Services                           503          (411)         (9)            -          83          (39)
  Interactive Development                           -            (2)           -            -         (2)           (4)
  Corporate expense and other adjustments           -           (11)         (2)            -         (13)         (19)
  Disengaged HSN homes                              -              -           -            -           -             -
  Intersegment elimination                        (4)              4           -            -           -             -
                                          --------------------------------------------------------------------------------
  TOTAL                                   $     1,322  $     (1,134)    $   (44)  $      (14)  $      129      $   (97)
                                          ================================================================================


RECONCILIATION SCHEDULES

                                               HSN        NON-
                                         DISENGAGEMENT RECURRING    OPERATING
                                              COSTS      ITEMS (A)    INCOME       NET INCOME
                                         ----------------------------------------------------
ELECTRONIC RETAILING:
  HSN - U.S.                             $     (6)  $        -  $        18  $             11
  International TV shopping                      -           -            2               (0)
                                         ----------------------------------------------------
    Total Electronic Retailing                 (6)           -           20                10

INFORMATION & SERVICES:
  Ticketing                                      -           -           20                12
  Personals                                      -           -            2                 1
  Local services                                 -           -         (19)              (14)
  PRC                                            -           -            0               (2)
  ECS / Styleclick                               -           -          (2)               (1)
                                         ----------------------------------------------------
    Total Information & Services                 -           -            1               (3)

TRAVEL SERVICES:
  Expedia                                        -           -           16                 2
  Hotels.com                                     -           -           20                10
  Interval                                       -           -           11                 6
  TV Travel Shop                                 -           -          (2)               (2)
                                         ----------------------------------------------------
    Total Travel Services                        -           -           44                16
  Interactive Development                        -           -          (6)               (3)
  Corporate expense and other adjustments        -           -         (32)              (12)
  Disengaged HSN homes                           -           -            -                 -
  Intersegment elimination                       -           -            -                 -
                                         ----------------------------------------------------
  TOTAL                                  $     (6)  $        -  $        27  $              7
                                         ====================================================

                                                                            Q2 2003
                                          -------------------------------------------------------------------------------
                                                          OPERATING
                                                          EXPENSES,
                                                          EX. D&A,
                                                        DISENGAGEMENT               AMORTIZATION
                                                            AND                       OF CABLE                AMORTIZATION
                                                        NON-RECURRING                DISTRIBUTION             OF NON-CASH
                                             REVENUE       ITEMS       DEPRECIATION      FEES        EBITA       ITEMS
                                          -------------------------------------------------------------------------------
ELECTRONIC RETAILING:
  HSN - U.S.                              $       421  $       (349)    $   (12)  $      (14)  $       45      $   (12)
  International TV shopping                        92           (89)         (3)            -           1           (0)
                                          -------------------------------------------------------------------------------
    Total Electronic Retailing                    513          (438)        (15)         (14)          46          (12)

INFORMATION & SERVICES:
  Ticketing                                       195          (148)         (8)            -          39           (8)
  Personals                                        46           (31)         (3)            -          11           (2)
  Local services                                   49           (54)         (3)            -         (7)          (16)
  PRC                                              76           (69)         (6)            -           1             -
  ECS / Styleclick                                  -            (2)         (1)            -         (3)           (1)
                                          -------------------------------------------------------------------------------
    Total Information & Services                  366          (304)        (21)            -          41          (26)

TRAVEL SERVICES:
  Expedia                                         212          (150)         (5)            -          57          (19)
  Hotels.com                                      305          (264)         (1)            -          40           (8)
  Interval                                         54           (40)         (2)            -          11           (6)
  TV Travel Shop                                   16           (15)         (1)            -           0           (2)
                                          -------------------------------------------------------------------------------
  Total Travel Services                           587          (469)         (9)            -         108          (34)
  Interactive Development                           -            (6)           -            -         (6)           (4)
  Corporate expense and other adjustments           -           (11)         (2)            -         (13)         (19)
  Disengaged HSN homes                              -              -           -            -           -             -
  Intersegment elimination                        (4)              4           -            -           -             -
                                          -------------------------------------------------------------------------------
  TOTAL                                   $     1,461  $     (1,225)    $   (46)  $      (14)  $      177      $   (96)
                                          ===============================================================================


                                                 HSN        NON-
                                           DISENGAGEMENT RECURRING    OPERATING
                                                COSTS      ITEMS (A)    INCOME       NET INCOME
                                         ------------------------------------------------------
ELECTRONIC RETAILING:
  HSN - U.S.                             $       (5)  $        -  $        28  $             17
  International TV shopping                        -           -            0               (1)
                                         ------------------------------------------------------
    Total Electronic Retailing                   (5)           -           29                16

INFORMATION & SERVICES:
  Ticketing                                        -           -           31                19
  Personals                                        -           -            9                 6
  Local services                                   -           -         (23)              (12)
  PRC                                              -           -            1                 0
  ECS / Styleclick                                 -           -          (3)               (2)
                                         ------------------------------------------------------
    Total Information & Services                   -           -           15                11

TRAVEL SERVICES:
  Expedia                                          -           -           38                 9
  Hotels.com                                       -           -           32                15
  Interval                                         -           -            5                 3
  TV Travel Shop                                   -           -          (2)               (2)
                                         ------------------------------------------------------
  Total Travel Services                            -           -           74                25
  Interactive Development                          -           -         (10)               (6)
  Corporate expense and other adjustments          -           -         (32)              (12)
  Disengaged HSN homes                             -           -            -                 -
  Intersegment elimination                         -           -  $         -                 -
                                         ------------------------------------------------------
  TOTAL                                  $       (5)  $        -  $        76  $             35
                                         ======================================================


                                                                     Page 6 of 9

                    READ IMPORTANT FOOTNOTES AND DISCLAIMER AT THE END
                                   OF THIS DOCUMENT
                    As filed with the Securities and Exchange Commission
                                  on February 6, 2003.

USA INTERACTIVE
2003 BUDGET
Pro Forma for Vivendi and Expedia transactions and Ticketmaster merger ($ IN MILLIONS EXCEPT PER SHARE AMOUNTS)


RECONCILIATION SCHEDULES
                                                                                Q3 2003
                                           --------------------------------------------------------------------------------
                                                          OPERATING
                                                          EXPENSES,
                                                          EX. D&A,
                                                        DISENGAGEMENT               AMORTIZATION
                                                            AND                       OF CABLE                AMORTIZATION
                                                        NON-RECURRING                DISTRIBUTION             OF NON-CASH
                                             REVENUE       ITEMS       DEPRECIATION      FEES        EBITA       ITEMS
                                           --------------------------------------------------------------------------------
ELECTRONIC RETAILING:
  HSN - U.S.                              $       432  $       (359)    $   (12)  $      (15)  $       46      $   (12)
  International TV shopping                        91           (89)         (3)            -         (0)           (0)
                                           --------------------------------------------------------------------------------
    Total Electronic Retailing                    523          (448)        (14)         (15)          46          (12)

INFORMATION & SERVICES:
  Ticketing                                       168          (134)         (8)            -          26           (8)
  Personals                                        48           (32)         (3)            -          13           (2)
  Local services                                   33           (49)         (3)            -         (19)         (16)
  PRC                                              82           (73)         (7)            -           2             -
  ECS / Styleclick                                  -            (0)         (0)            -         (0)             -
                                           --------------------------------------------------------------------------------
    Total Information & Services                  331          (289)        (20)            -          22          (26)

TRAVEL SERVICES:
  Expedia                                         228          (160)         (5)            -          63          (19)
  Hotels.com                                      355          (301)         (2)            -          52           (7)
  Interval                                         59           (41)         (2)            -          16           (6)
  TV Travel Shop                                   21           (17)         (1)            -           4           (2)
                                           --------------------------------------------------------------------------------
  Total Travel Services                           664          (519)        (10)            -         135          (34)
  Interactive Development                           -           (10)           -            -         (10)          (4)
  Corporate expense and other adjustments           -           (11)         (2)            -         (13)         (19)
  Disengaged HSN homes                              -              -           -            -           -             -
  Intersegment elimination                        (4)              4           -            -           -             -
    TOTAL                                 $     1,514  $     (1,273)    $   (46)  $      (15)  $      180      $   (95)
                                          =================================================================================


                                                 HSN        NON-
                                           DISENGAGEMENT RECURRING    OPERATING
                                                COSTS      ITEMS (A)    INCOME       NET INCOME
                                          ------------------------------------------------------
ELECTRONIC RETAILING:
  HSN - U.S.                              $      (5)  $        -  $        30  $             18
  International TV shopping                        -           -          (0)               (1)
                                          ------------------------------------------------------
    Total Electronic Retailing                   (5)           -           29                17

INFORMATION & SERVICES:
  Ticketing                                        -           -           18                11
  Personals                                        -           -           11                 7
  Local services                                   -           -         (35)              (26)
  PRC                                              -           -            2                 1
  ECS / Styleclick                                 -           -          (0)               (0)
                                          ------------------------------------------------------
    Total Information & Services                   -           -          (4)               (7)

TRAVEL SERVICES:
  Expedia                                          -           -           45                11
  Hotels.com                                       -           -           45                21
  Interval                                         -           -            9                 5
  TV Travel Shop                                   -           -            2                 0
                                          ------------------------------------------------------
  Total Travel Services                            -           -          101                38
  Interactive Development                          -           -         (14)               (8)
  Corporate expense and other adjustments          -           -         (32)              (11)
  Disengaged HSN homes                             -           -            -                 -
  Intersegment elimination                         -           -            -                 -
  TOTAL                                   $      (5)  $        -  $        80  $             27
                                          =====================================================

                                                                             Q4 2003
                                           ------------------------------------------------------------------------------
                                                          OPERATING
                                                          EXPENSES,
                                                          EX. D&A,
                                                        DISENGAGEMENT               AMORTIZATION
                                                            AND                       OF CABLE                AMORTIZATION
                                                        NON-RECURRING                DISTRIBUTION             OF NON-CASH
                                             REVENUE       ITEMS       DEPRECIATION      FEES        EBITA       ITEMS
                                          -------------------------------------------------------------------------------
ELECTRONIC RETAILING:
  HSN - U.S.                              $       523  $       (429)    $   (13)  $      (15)  $       65      $   (12)
  International TV shopping                       106           (99)         (2)            -           5           (0)
    Total Electronic Retailing                    628          (528)        (15)         (15)          70          (12)

INFORMATION & SERVICES:
  Ticketing                                       161          (127)         (8)            -          26           (8)
  Personals                                        51           (38)         (3)            -          10           (2)
  Local services                                  158           (95)         (2)            -          60          (16)
  PRC                                              85           (75)         (6)            -           3             -
  ECS / Styleclick                                  -              -           -            -           -             -
                                           ------------------------------------------------------------------------------
    Total Information & Services                  455          (335)        (20)            -          99          (26)

TRAVEL SERVICES:
  Expedia                                         219          (154)         (5)            -          60          (18)
  Hotels.com                                      345          (292)         (2)            -          51           (8)
  Interval                                         56           (40)         (2)            -          14           (6)
  TV Travel Shop                                   13           (16)         (1)            -         (3)           (2)
                                           ------------------------------------------------------------------------------
  Total Travel Services                           633          (502)        (10)            -         122          (34)
  Interactive Development                           -           (12)           -            -         (12)          (4)
  Corporate expense and other adjustments           -           (11)         (2)            -         (13)         (19)
  Disengaged HSN homes                              -              -           -            -           -             -
  Intersegment elimination                        (5)              5           -            -           -             -
                                           ------------------------------------------------------------------------------
  TOTAL                                   $     1,712  $     (1,384)    $   (47)  $      (15)  $      265      $   (95)
                                          ===============================================================================


                                                 HSN        NON-
                                           DISENGAGEMENT RECURRING    OPERATING
                                                COSTS      ITEMS (A)    INCOME       NET INCOME
                                          -----------------------------------------------------
ELECTRONIC RETAILING:
  HSN - U.S.                               $     (5)  $        -  $        48  $             29
  International TV shopping                        -           -            5                 2
    Total Electronic Retailing                   (5)           -           53                31

INFORMATION & SERVICES:
  Ticketing                                        -           -           19                11
  Personals                                        -           -            8                 5
  Local services                                   -           -           44                21
  PRC                                              -           -            3                 1
  ECS / Styleclick                                 -           -            -               (0)
                                          ------------------------------------------------------
    Total Information & Services                   -           -           73                38

TRAVEL SERVICES:
  Expedia                                          -           -           42                10
  Hotels.com                                       -           -           43                20
  Interval                                         -           -            8                 5
  TV Travel Shop                                   -           -          (5)               (4)
                                          ------------------------------------------------------
    Total Travel Services                          -           -           88                31
  Interactive Development                          -           -         (16)               (9)
  Corporate expense and other adjustments          -           -         (32)              (11)
  Disengaged HSN homes                             -           -            -                 -
  Intersegment elimination                         -           -            -                 -
                                          ------------------------------------------------------
  TOTAL                                   $      (5)  $        -  $       166  $             80
                                          =====================================================

                    READ IMPORTANT FOOTNOTES AND DISCLAIMER AT THE END
                                   OF THIS DOCUMENT
                    As filed with the Securities and Exchange Commission
                                  on February 6, 2003.

USA INTERACTIVE
2003 BUDGET
Pro Forma for Vivendi and Expedia transactions and Ticketmaster merger ($ IN MILLIONS EXCEPT PER SHARE AMOUNTS)

RECONCILIATION SCHEDULES

                                                                               FY 2003
                                          --------------------------------------------------------------------------------
                                                          OPERATING
                                                          EXPENSES,
                                                          EX. D&A,
                                                        DISENGAGEMENT               AMORTIZATION
                                                            AND                       OF CABLE                AMORTIZATION
                                                        NON-RECURRING                DISTRIBUTION             OF NON-CASH
                                             REVENUE       ITEMS       DEPRECIATION      FEES        EBITA       ITEMS
                                          --------------------------------------------------------------------------------
ELECTRONIC RETAILING:
  HSN - U.S.                              $     1,805     $  (1,506)    $   (49)  $      (58)  $      192    $     (49)
  International TV shopping                       387          (369)        (10)            -           8           (1)
                                          --------------------------------------------------------------------------------
    Total Electronic Retailing                  2,192        (1,875)        (59)         (58)         200          (50)
                                                                                                                      -
INFORMATION & SERVICES:                                                                                               -
  Ticketing                                       695          (545)        (31)            -         119          (31)
  Personals                                       184          (134)        (12)            -          38           (9)
  Local services                                  247          (211)         (9)            -          27          (60)
  PRC                                             316          (283)        (26)            -           7             -
  ECS / Styleclick                                  3            (7)         (1)            -         (5)           (1)
                                          --------------------------------------------------------------------------------
    Total Information & Services                1,446        (1,181)        (80)            -         186         (101)
                                                                                                                      -
TRAVEL SERVICES:                                                                                                      -
  Expedia                                         845          (604)        (20)            -         221          (80)
  Hotels.com                                    1,250        (1,075)         (6)            -         169          (28)
  Interval                                        226          (159)         (9)            -          58          (25)
  TV Travel Shop                                   66           (63)         (3)            -           0           (8)
                                          --------------------------------------------------------------------------------
    Total Travel Services                       2,387        (1,901)        (38)            -         448         (141)
                                                                                                                      -
  Interactive Development                           -           (30)           -            -        (30)          (14)
  Corporate expense and other adjustments           -           (45)         (7)            -        (53)          (77)
  Disengaged HSN homes                              -              -           -            -           -             -
  Intersegment elimination                       (16)             16           -            -           -             -
                                          --------------------------------------------------------------------------------
TOTAL                                     $     6,008     $  (5,016)    $  (184)  $      (58)  $      751    $    (383)
                                          ================================================================================


                                                  HSN        NON-
                                            DISENGAGEMENT RECURRING    OPERATING
                                                 COSTS      ITEMS (A)    INCOME       NET INCOME
                                          ------------------------------------------------------
ELECTRONIC RETAILING:
  HSN - U.S.                              $      (20)    $      -  $       123  $             74
  International TV shopping                         -           -            7                 0
                                          ------------------------------------------------------
    Total Electronic Retailing                   (20)           -          130                74

INFORMATION & SERVICES:
  Ticketing                                         -           -           87                53
  Personals                                         -           -           29                19
  Local services                                    -           -         (33)              (30)
  PRC                                               -           -            7                 0
  ECS / Styleclick                                  -           -          (5)               (4)
                                          ------------------------------------------------------
Total Information & Services                        -           -           85                38

TRAVEL SERVICES:
  Expedia                                           -           -          140                32
  Hotels.com                                        -           -          141                66
  Interval                                          -           -           33                19
  TV Travel Shop                                    -           -          (7)               (7)
                                          ------------------------------------------------------
    Total Travel Services                           -           -          307               109

  Interactive Development                           -           -         (44)              (27)
  Corporate expense and other adjustments           -           -        (129)              (46)
  Disengaged HSN homes                              -           -            -                 -
  Intersegment elimination                          -           -            -                 -
                                          ------------------------------------------------------
   TOTAL                                   $      (20)    $      -  $       348  $            149
                                          ======================================================

                    READ IMPORTANT FOOTNOTES AND DISCLAIMER AT THE END
                                   OF THIS DOCUMENT
                    As filed with the Securities and Exchange Commission
                                  on February 6, 2003.

USA INTERACTIVE
2003 BUDGET


RECONCILIATION FOOTNOTES

(A) Non-recurring items include one-time items related to restructuring operations, employee terminations and benefits and a write-down of investments.

(B) Non-recurring items include the write down of certain investments, costs of ECS contract terminations, costs to shut-down certain operations, including HSN Espanol, HSN Italy, Styleclick and ECS, a write-down of goodwill for PRC as well as costs to shutdown certain PRC call centers, costs incurred by the special committees of Expedia, Hotels.com and Ticketmaster and the write-down of certain equity investments.


SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This business outlook contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to USA's anticipated financial performance, business prospects, new developments, new merchandising strategies and similar matters, and/or statements preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," "estimates," "intends," "plans," "projects," "seeks," or similar expressions. These forward-looking statements are necessarily estimates reflecting the best judgment of USA's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions that could have a material adverse effect on USA's business, financial condition or results of operations. You should understand that the following important factors could affect USA's future results and could cause those results to differ materially from those expressed in the forward-looking statements: (1) material adverse changes in economic or political conditions generally or in such conditions affecting USA's markets or industries; (2) future regulatory and legislative actions and conditions affecting USA's operating areas; (3) competition from others; (4) successful integration of our divisions' management structures; (5) product demand and market acceptance; (6) the ability to protect proprietary information and technology or to obtain necessary licenses on commercially reasonable terms; (7) the ability to maintain the integrity of USA's systems and infrastructure; (8) the ability to expand into and successfully operate in foreign markets; and (9) obtaining and retaining skilled workers and key executives. In addition, investors should consider the other information contained in or incorporated by reference into USA's filings with the U.S. Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the fiscal year ended 2001, especially in the Management's Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K. Other unknown or unpredictable factors also could have material adverse effects on USA's future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this business outlook may not occur. These forward-looking statements should not be regarded as an indication that USA considers them to be a reliable prediction of future events. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this business outlook.

USA is not under any obligation and does not intend, except as specifically stated, to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

USA does not make any representations to any person regarding the ultimate performance of USA compared to the information contained in this business outlook and USA is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this business outlook to reflect circumstances existing after the date of this business outlook or to reflect the occurrence of future events even if experience or future events make it clear that any or all of the assumptions underlying the business outlook are shown to be in error or any expected results expressed or implied by those forward-looking statements will not be realized.